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                        SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event report):  February 25, 1999

                               GREENPOINT CREDIT CORP.

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                 (exact name of registrant as specified in charter)



                                      DELAWARE

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                    (state or other jurisdiction of incorporation)


                                     333-59731

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                              (commission file number)



                                     13-4002891

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                       (I.R.S. Employer Identification Number)


                                 10089 Willow Creek Road
                               San Diego, California 92131
                                    (619) 530-9394


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                       (address and telephone number of registrant's
                                principal executive offices)
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Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not applicable.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not applicable.

Item 5.    OTHER EVENTS
           FILING OF POOLING AND SERVICING AGREEMENT*

           On February 25, 1999, the Registrants sold approximately $631,659,215 of GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 1999-1, evidencing beneficial ownership interests in a trust consisting of a pool of actuarial manufactured housing installment sales contracts and installment loan agreements and certain related property conveyed to the trust by GreenPoint Credit Corp. ("GreenPoint") pursuant to a Pooling and Servicing Agreement dated February 1, 1999 between GreenPoint, as Contract Seller and as Servicer and The First National Bank of Chicago as the Trustee (the "Pooling and Servicing Agreement"). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.


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* Capitalized terms used herein without definition shall have the meanings assigned to them in the Prospectus Supplement, dated February 17,1999, and related Prospectus, dated November 17, 1998, of the Registrant relating to the Publicly Offered Certificates,


Item 6.   RESIGNATIONS OF REGISTRANT'S DIRECTORS.

          Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   Exhibit Numbers:
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        The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

   4. Pooling and Servicing Agreement, dated as of February 1, 1999, between GreenPoint Credit Corp., as Contract Seller and as Servicer and The First National Bank of Chicago as Trustee.

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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     GREENPOINT CREDIT CORP.

                                     By:    /s/ Charles O. Ryan
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                                         Name: Charles O. Ryan
                                         Title: Senior Vice President

                                     Dated: February 25, 1999
                                            San Diego, California


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                              EXHIBIT INDEX

Exhibit Numbers
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       4.       Pooling and Servicing Agreement, dated as of February 1, 1999, between GreenPoint Credit Corp., as Contract Seller and as Servicer and The First National Bank of Chicago as Trustee.